Tompkins Financial 8-K

EXHIBIT 99.1

For more information contact:

Stephen S. Romaine, President & CEO

Francis M. Fetsko, CFO & COO

Tompkins Financial Corporation 888.503.5753

For Immediate Release

Friday, January 24, 2014

Tompkins Financial Corporation Reports Record Quarterly and Annual Earnings

ITHACA, NY – Tompkins Financial Corporation (TMP–NYSE MKT LLC)

Tompkins Financial Corporation reported diluted earnings per share of $0.96 for the fourth quarter of 2013, representing the highest quarterly earnings in Company history. Year-to-date earnings were also at a record level, with diluted earnings per share of $3.46 for the year ended December 31, 2013, up from $2.43 per share reported for the same period in 2012.

Both current and prior period results were impacted by certain non-recurring items including, but not limited to, merger related expenses associated with the acquisition of VIST Financial Corporation completed on August 1, 2012. After adjusting for non-recurring income and expenses, quarter-to-date diluted earnings per share would have been $0.91 for the fourth quarter of 2013, up from $0.81 for the same period last year. On a year-to-date basis, adjusting for non-recurring items, diluted earnings per share would have been $3.36 for the year ended December 31, 2013, compared to $3.17 for the same period last year. Additional information on non-recurring adjustments to earnings per share is included in the non-GAAP disclosure tables included in this press release.

President and CEO, Stephen S. Romaine said “We are proud to report on another record year of earnings performance for Tompkins. 2013 was a rewarding year, as it was our first full year with operations in Pennsylvania. Business activity from our Pennsylvania franchise contributed to our record performance, as did the solid performance from our New York based Banking, Insurance and Wealth Management businesses. We finished the quarter with positive trends in most business areas, leaving us well positioned as we head into 2014.”

SELECTED HIGHLIGHTS FOR THE FOURTH QUARTER INCLUDED:

▪	Record quarter and year-to-date earnings per share

▪	Annual cash dividends per share increased by 5.2% in 2013, representing the 25th consecutive year of increased dividends
▪	Net interest income improved during the quarter as margin increased for the third consecutive quarter, aided by solid growth in loans (up 8.1% YTD) and noninterest-bearing deposits (up 7.1% YTD)

▪	Provision expense was lower for the current quarter, benefiting from $977,000 of net recoveries during the quarter, as gross recoveries of $3.1 million exceeded gross charge-offs of $2.1 million

▪	Credit Quality improved, with nonperforming assets down 12.4% during the quarter, and 2.5% from year end 2012

▪	Fee based revenue from insurance, investment services, service charges on deposits and card services were all up from the same period last year

A more detailed summary of financial performance is included below. Year-to-date growth percentages are impacted by a full year consolidation of the operations of VIST Financial in 2013, versus five months in 2012.

NET INTEREST INCOME

Net interest income of $42.6 million for the fourth quarter of 2013 represents an increase of 1.9% over the same quarter last year, and 5.3%, from the third quarter of 2013. The net interest margin for the fourth quarter of 2013 was 3.78%, compared to 3.83% for the fourth quarter of 2012, and 3.63% for the third quarter in 2013. Improvement in the current period, compared to the third quarter of 2013 benefited from loan prepayment income, interest related to the payoff of a nonaccrual loan, and growth in average loans and noninterest-bearing deposits.

For the year to date period, net interest income of $161.1 million reflects an increase of 20.1% over the same period in 2012.

NONINTEREST INCOME

Noninterest income was $17.4 million for the fourth quarter of 2013, up 11.7% over the same period in 2012, and down 5.9% from the third quarter of 2013. For the year to date period, noninterest income of $69.9 million represented 30.3% of total revenue, compared to 29.0% for the same period in 2012.

Trends in key fee income business areas in the fourth quarter of 2013 compare favorably to the same quarter last year. Insurance revenue was up 1.5%, Investment Services Income was up 2.4%, deposit fees were up 11.2%, and card services revenue was up 22.4%. The decline in noninterest income from the most recent prior quarter is primarily due to net losses on sale of loans of $345,000 in the fourth quarter of 2013, compared to net gains on loans sales of $115,000 in the third quarter of 2013. The current period noninterest income benefited from a $1.3 million gain associated with certain deposit accounts that converted to alternative products during the quarter. Year-to-date other income results in 2013 also benefited from a $1.4 million pre-tax gain on redemption of the Trust Preferred debenture in September of 2013.

NONINTEREST EXPENSE

Noninterest expense was $40.3 million in the fourth quarter of 2013, up 5.4% from the same period in 2012, and 7.2% compared to the third quarter of 2013. The increase over prior periods is mainly due to higher salary and benefit expenses.

ASSET QUALITY

Asset quality trends improved in nearly all categories during the quarter. Substandard and Special Mention loans declined by $18.1 million from the most recent previous quarter, and by $43.7 million from year end 2012. Net charge-offs were $2.8 million for the year ended December 31, 2013, compared to $11.8 million of net charge-offs for the same period in 2012. The fourth quarter of 2013 saw net recoveries of $977,000, compared to net charge-offs of $7.6 million in the fourth quarter of 2012. The percentage of nonperforming assets to total assets dropped to 0.87%, down from 1.00% at September 30, 2013, and 0.92% at year-end 2012. This nonperforming asset ratio continues to compare favorably to the most recent peer averages of 1.52% published as of September 30, 2013, by the Federal Reserve1.

The Company’s allowance for originated loan and lease losses totaled $26.7 million at December 31, 2013, which represented 1.06% of total originated loans, compared to 1.16% at December 31, 2012, reflecting improved overall quality of the originated portfolio. The allowance for loan and lease losses covered 71.65% of nonperforming loans and leases as of December 31, 2013, which compares to 62.34% as of December 31, 2012.

Several banks reported losses on the sale of trust preferred securities in the fourth quarter of 2013 due to initial indications that these securities would be deemed impermissible investments under the Volcker Rule. Tompkins did not invest in pooled trust preferred securities covered by this rule and therefore was not impacted by the Volcker Rule interpretations on pooled trust preferred securities.

CAPITAL POSITION

Capital ratios remain well above the regulatory well capitalized minimums and showed improving trends over the course of the most recent quarter and over the last 12 months. Tier 1 capital to average assets improved for the fourth consecutive quarter, to 8.52% at December 31, 2013. Total risk based capital of 13.42% was up modestly from the third quarter of 2013. Tangible book value per share was $23.70 at December 31, 2013, up from $22.82 at September 30, 2013. The improvement in capital ratios was primarily driven by growth in retained earnings. Refer to Non-GAAP disclosure for additional details on tangible book value per share.

ABOUT TOMPKINS FINANCIAL CORPORATION

Tompkins Financial Corporation is a financial services company serving the Central, Western, and Hudson Valley regions of New York and the Southeastern region of Pennsylvania. Headquartered in Ithaca, NY, Tompkins Financial is parent to Tompkins Trust Company, The Bank of Castile, Mahopac Bank, VIST Bank, Tompkins Insurance Agencies, Inc., and offers wealth management services through Tompkins Financial Advisors. For more information on Tompkins Financial, visit www.tompkinsfinancial.com.

NON-GAAP MEASURES

This press release contains financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). Where non-GAAP disclosures are used in this press release, the comparable GAAP measure, as well as reconciliation to the comparable GAAP measure, is provided in the accompanying tables. Management believes that these non-GAAP measures provide useful information. Non-GAAP measures should not be considered a substitute for financial measures determined in accordance with GAAP and investors should consider the Company’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. See “Tompkins Financial Corporation - Summary Financial Data (Unaudited)” tables for Non-GAAP related calculations.

"Safe Harbor" Statement under the Private Securities Litigation Reform of 1995:

This press release may include forward-looking statements with respect to revenue sources, growth, market risk, and corporate objectives. The Company assumes no duty, and specifically disclaims any obligation, to update forward-looking statements, and cautions that these statements are subject to numerous assumptions, risks, and uncertainties, all of which could change over time. Actual results could differ materially from forward-looking statements.

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION

(In thousands, except share and per share data) (Unaudited)	As of	As of
ASSETS	12/31/2013	12/31/2012

Cash and noninterest bearing balances due from banks	$82,163	$117,448
Interest bearing balances due from banks	721	1,482
Cash and Cash Equivalents	82,884	118,930

Trading securities, at fair value	10,991	16,450
Available-for-sale securities, at fair value (amortized cost of $1,368,736 at December 31,
2013 and $1,349,416 at December 31, 2012)	1,354,811	1,393,340
Held-to-maturity securities, fair value of $19,625 at December 31, 2013, and $25,163
at December 31, 2012	18,980	24,062
Originated loans and leases, net of unearned income and deferred costs and fees	2,527,244	2,133,106
Acquired loans and leases, covered	25,868	37,600
Acquired loans and leases, non-covered	641,172	783,904
Less: Allowance for loan and lease losses	27,970	24,643
Net Loans and Leases	3,166,314	2,929,967

FDIC Indemnification Asset	4,790	4,385
Federal Home Loan Bank stock and Federal Reserve Bank stock	25,041	19,388
Bank premises and equipment, net	55,932	54,581
Corporate owned life insurance	69,335	65,102
Goodwill	92,140	92,305
Other intangible assets, net	16,298	18,643
Accrued interest and other assets	105,523	100,044
Total Assets	$5,003,039	$4,837,197

LIABILITIES
Deposits:
Interest bearing:
Checking, savings and money market	2,190,616	2,144,367
Time	865,702	973,883
Noninterest bearing	890,898	831,919
Total Deposits	3,947,216	3,950,169

Federal funds purchased and securities sold under agreements to repurchase	167,724	213,973
Other borrowings, including certain amounts at fair value of $11,292 at December 31, 2013
and $11,847 at December 31, 2012	331,531	111,848
Trust preferred debentures	37,169	43,668
Other liabilities	61,460	76,179
Total Liabilities	$4,545,100	$4,395,837

EQUITY
Tompkins Financial Corporation shareholders' equity:
Common Stock - par value $.10 per share: Authorized 25,000,000 shares; Issued:
14,785,007 at December 31, 2013; and 14,426,711 at December 31, 2012	1,479	1,443
Additional paid-in capital	346,096	334,649
Retained earnings	137,102	108,709
Accumulated other comprehensive loss	(25,119)	(2,106)
Treasury stock, at cost – 105,449 shares at December 31, 2013, and 100,054 shares
at December 31, 2012	(3,071)	(2,787)

Total Tompkins Financial Corporation Shareholders’ Equity	456,487	439,908
Noncontrolling interests	1,452	1,452
Total Equity	$457,939	$441,360
Total Liabilities and Equity	$5,003,039	$4,837,197

TOMPKINS FINANCIAL CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
	Three Months Ended		Twelve Months Ended
(In thousands, except per share data) (Unaudited)	12/31/2013	12/31/2012	12/31/2013	12/31/2012
INTEREST AND DIVIDEND INCOME
Loans	$39,684	$39,952	$151,711	$124,662
Due from banks	1	19	10	32
Federal funds sold	0	0	0	2
Trading securities	117	175	589	744
Available-for-sale securities	8,138	8,214	31,360	31,232
Held-to-maturity securities	157	203	685	860
Federal Home Loan Bank stock and Federal Reserve Bank stock	211	205	749	824
Total Interest and Dividend Income	48,308	48,768	185,104	158,356
INTEREST EXPENSE
Time certificates of deposits of $100,000 or more	1,181	825	4,832	3,322
Other deposits	1,841	2,980	7,933	8,910
Federal funds purchased and securities sold under agreements to
repurchase	872	1,111	3,749	4,451
Trust preferred debentures	562	798	2,599	2,094
Other borrowings	1,228	1,205	4,862	5,436
Total Interest Expense	5,684	6,919	23,975	24,213
Net Interest Income	42,624	41,849	161,129	134,143
Less: Provision for loan and lease losses	585	5,659	6,161	8,837
Net Interest Income After Provision for Loan and Lease Losses	42,039	36,190	154,968	125,306
NONINTEREST INCOME
Insurance commissions and fees	6,328	6,237	27,916	19,421
Investment services income	3,929	3,836	15,109	14,340
Service charges on deposit accounts	2,309	2,076	8,495	7,441
Card services income	2,053	1,678	7,216	6,030
Mark-to-market loss on trading securities	(66)	(134)	(538)	(332)
Mark-to-market gain on liabilities held at fair value	12	108	555	246
Net other-than-temporary impairment losses	0	(76)	0	(196)
Other income	2,998	2,382	10,546	7,534
(Loss) gain on sale of available-for-sale securities	(124)	(499)	599	324
Total Noninterest Income	17,439	15,608	69,898	54,808
NONINTEREST EXPENSES
Salaries and wages	18,582	15,427	67,200	51,700
Pension and other employee benefits	5,150	4,827	22,164	18,075
Net occupancy expense of premises	2,892	2,899	11,757	8,969
Furniture and fixture expense	1,334	1,416	5,701	4,996
FDIC insurance	813	844	3,214	2,685
Amortization of intangible assets	549	580	2,197	1,264
Merger related expenses	0	770	228	15,584
Other operating expense	10,931	11,425	40,641	34,335
Total Noninterest Expenses	40,251	38,188	153,102	137,608
Income Before Income Tax Expense	19,227	13,610	71,764	42,506
Income Tax Expense	4,905	2,416	20,777	11,090
Net Income attributable to Noncontrolling Interests and Tompkins Financial Corporation	14,322	11,194	50,987	31,416
Less: Net income attributable to noncontrolling interests	32	33	131	131
Net Income Attributable to Tompkins Financial Corporation	$14,290	$11,161	$50,856	$31,285
Basic Earnings Per Share	$0.97	$0.78	$3.48	$2.44
Diluted Earnings Per Share	$0.96	$0.77	$3.46	$2.43

Average Consolidated Statements of Condition and Net Interest Analysis (Unaudited)

	Quarter Ended			Year to Date Period Ended			Year to Date Period Ended
	December 31, 2013			December 31, 2013			December 31, 2012
	Average			Average			Average
	Balance		Average	Balance		Average	Balance		Average
(Dollar amounts in thousands)	(QTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate	(YTD)	Interest	Yield/Rate
ASSETS
Interest-earning assets
Interest-bearing balances due from banks	$1,244	$1	0.64%	$2,005	$10	0.50%	$21,442	$33	0.15%
Money market funds	-	-	0.00%	-	-	0.00%	18	-	0.00%
Securities (4)
U.S. Government securities	1,304,043	7,548	2.30%	1,326,999	28,817	2.17%	1,205,759	28,546	2.37%
Trading securities	11,360	117	4.09%	14,188	589	4.15%	18,162	744	4.10%
State and municipal (5)	89,409	1,142	5.07%	95,276	4,893	5.14%	95,095	4,946	5.20%
Other securities (5)	6,876	55	3.17%	7,714	265	3.44%	11,766	544	4.62%
Total securities	1,411,688	8,862	2.49%	1,444,177	34,564	2.39%	1,330,782	34,780	2.61%
Federal Funds Sold	-	-	0.00%	-	-	0.00%	1,837	2	0.11%
FHLBNY and FRB stock	22,453	211	3.73%	22,153	749	3.38%	18,479	824	4.46%

Total loans and leases, net of unearned income (5)(6)	3,135,714	40,129	5.08%	3,053,538	153,569	5.03%	2,382,109	125,541	5.27%
Total interest-earning assets	4,571,099	49,203	4.27%	4,521,873	188,892	4.18%	3,754,667	161,180	4.29%

Other assets	379,377			406,626			337,806

Total assets	4,950,476			4,928,499			4,092,473

LIABILITIES & EQUITY
Deposits
Interest-bearing deposits
Interest bearing checking, savings, & money market	2,222,505	1,122	0.20%	2,224,028	4,938	0.22%	1,750,444	4,854	0.28%
Time deposits	893,181	1,900	0.84%	939,630	7,827	0.83%	846,166	7,378	0.87%
Total interest-bearing deposits	3,115,686	3,022	0.38%	3,163,658	12,765	0.40%	2,596,610	12,232	0.47%

Federal funds purchased & securities sold under
agreements to repurchase	168,423	872	2.05%	177,784	3,749	2.11%	200,906	4,451	2.22%
Other borrowings	253,553	1,228	1.92%	222,345	4,862	2.19%	132,746	5,436	4.10%
Trust preferred debentures	37,141	562	6.01%	41,643	2,599	6.24%	32,835	2,094	6.38%
Total interest-bearing liabilities	3,574,803	5,684	0.63%	3,605,430	23,975	0.67%	2,963,097	24,213	0.82%

Noninterest bearing deposits	853,361			806,387			681,260
Accrued expenses and other liabilities	72,867			73,117			71,226
Total liabilities	4,501,031			4,484,934			3,715,583

Tompkins Financial Corporation Shareholders’ equity	447,905			442,054			375,378
Noncontrolling interest	1,540			1,511			1,512
Total equity	449,445			443,565			376,890

Total liabilities and equity	$4,950,476			$4,928,499			$4,092,473
Interest rate spread			3.64%			3.51%			3.48%
Net interest income/margin on earning assets		43,519	3.78%		164,917	3.65%		136,967	3.65%

Tax Equivalent Adjustment		(895)			(3,788)			(2,824)

Net interest income per consolidated financial statements		$42,624			$161,129			$134,143

Tompkins Financial Corporation - Summary Financial Data (Unaudited)

(In thousands, except per share data)	Quarter-Ended					Year-Ended
	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Dec-13

Period End Balance Sheet
Securities	$1,384,782	$1,390,233	$1,469,315	$1,566,510	$1,433,852	$1,384,782
Originated loans and leases, net of unearned income and deferred costs and fees (2)	2,527,244	2,420,695	2,309,232	2,208,346	2,133,106	2,527,244
Acquired loans and leases (3)	667,040	698,617	745,951	785,449	821,504	667,040
Allowance for loan and lease losses	27,970	26,408	25,458	24,661	24,643	27,970
Total assets	5,003,039	4,932,428	4,931,883	4,987,280	4,837,197	5,003,039
Total deposits	3,947,216	3,972,756	3,912,910	4,072,352	3,950,169	3,947,216
Federal funds purchased and securities sold under agreements to repurchase	167,724	162,117	171,498	194,091	213,973	167,724
Other borrowings	331,531	242,177	299,098	156,649	111,848	331,531
Trust preferred debentures	37,169	37,127	43,703	43,687	43,668	37,169
Shareholders' equity	457,939	444,276	431,894	446,812	441,360	457,939

Average Balance Sheet
Average earning assets	$4,571,099	$4,533,603	$4,571,428	$4,409,455	$4,431,698	$4,521,873
Average assets	4,950,476	4,897,678	4,965,895	4,899,727	4,901,374	4,928,499
Average interest-bearing liabilities	3,574,803	3,572,708	3,663,230	3,611,748	3,563,731	3,605,430
Average equity	449,445	434,482	447,088	443,277	443,592	443,565

Share data
Weighted average shares outstanding (basic)	14,589,120	14,515,053	14,427,838	14,374,265	14,332,672	14,477,617
Weighted average shares outstanding (diluted)	14,731,786	14,622,512	14,496,859	14,436,757	14,374,368	14,573,919
Period-end shares outstanding	14,749,097	14,692,671	14,599,558	14,447,017	14,390,801	14,749,097
Book value per share	31.05	30.24	29.58	30.93	30.67	31.05
Tangible book value per share (Non-GAAP)	23.70	22.82	22.08	23.29	22.96	23.70

Income Statement
Net interest income	$42,624	$40,473	$39,826	$38,206	$41,849	$161,129
Provision for loan/lease losses	585	2,049	2,489	1,038	5,659	6,161
Noninterest income	17,439	18,528	16,541	17,390	15,608	69,898
Noninterest expense	40,251	37,554	37,777	37,520	38,188	153,102
Income tax expense	4,905	5,316	5,061	5,495	2,416	20,777
Net income attributable to Tompkins Financial Corporation	14,290	14,049	11,007	11,510	11,161	50,856
Noncontrolling interests	32	33	33	33	33	131
Basic earnings per share (9)	$0.97	$0.96	$0.76	$0.80	$0.78	$3.48
Diluted earnings per share (9)	$0.96	$0.95	$0.75	$0.79	$0.77	$3.46

Nonperforming Assets
Originated nonaccrual loans and leases	$29,875	$33,881	$32,100	$32,554	$33,388	$29,875
Acquired nonaccrual loans and leases	8,508	8,008	6,916	4,561	4,352	8,508
Originated loans and leases 90 days past due and accruing	607	1,217	156	157	257	607
Troubled debt restructurings not included above	45	46	0	0	1,532	45
Total nonperforming loans and leases	39,035	43,152	39,172	37,272	39,529	39,035
OREO (8)	4,253	6,264	4,918	3,950	4,862	4,253
Total nonperforming assets	43,288	49,416	44,090	41,222	44,391	43,288

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued
	Quarter-Ended					Year-Ended
Delinquency - Originated loan and lease portfolio	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Dec-13
Loans and leases 30-89 days past due and
accruing (2)	$5,762	$12,193	$9,597	$10,888	$7,990	$5,762
Loans and leases 90 days past due and accruing (2)	607	1,217	156	157	257	607
Total originated loans and leases past due and accruing (2)	6,369	13,410	9,753	11,045	8,247	6,369

Delinquency - Acquired loan and lease portfolio
Covered loans and leases 30-89 days past due and accruing (3)(7)	0	1,132	1,613	3,503	1,014	0
Covered loans and leases 90 days or more past
due and accruing (3)(7)	2,416	2,980	3,091	3,809	4,272	2,416
Non-covered loans and leases 30-89 days past
due and accruing (3)(7)	1,532	6,887	5,591	5,738	4,249	1,532
Non-Covered loans and leases 90 days past
due and accruing (3)(7)	4,557	10,521	13,324	14,026	14,438	4,557
Total acquired loans and leases past due and accruing	8,505	21,520	23,619	27,076	23,973	8,505

Total loans and leases past due and accruing	$14,874	$34,930	$33,372	$38,121	$32,220	$14,874

Allowance for Loan Losses - Originated loan and lease portfolio
Balance at beginning of period	$25,722	$24,853	$24,598	$24,643	$26,632	$24,643
Provision for loan and lease losses	(325)	1,499	(994)	820	5,659	1,000
Net loan and lease (recoveries) charge-offs	(1,303)	630	(1,249)	865	7,648	(1,057)
Allowance for loan and lease losses (originated	26,700	25,722	24,853	24,598	24,643	26,700
loan portfolio) - balance at end of period

Allowance for Loan Losses - Acquired loan and lease portfolio
Balance at beginning of period	$686	$605	$63	$0	$0	$0
Provision for loan and lease losses	910	549	3,483	218	0	5,160
Net loan and lease charge-offs	326	468	2,941	155	0	3,890
Allowance for loan and lease losses (acquired
loan portfolio) - balance at end of period	1,270	686	605	63	0	1,270

Total allowance for loan and lease losses	27,970	26,408	25,458	24,661	24,643	27,970

Loan Classification - Originated Portfolio
Special Mention	$42,365	$42,975	$43,099	$48,468	$56,342	$42,365
Substandard	35,022	37,004	41,969	43,449	45,083	35,022
Loan Classification - Acquired Portfolio
Special Mention	17,322	23,939	29,300	26,568	25,381	17,322
Substandard	33,561	42,433	55,079	47,698	45,207	33,561
Loan Classifications - Total Portfolio
Special Mention	59,687	66,914	72,399	75,036	81,723	59,687
Substandard	68,583	79,437	97,048	91,147	90,290	68,583

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

RATIO ANALYSIS	Quarter-Ended					Year-Ended
Credit Quality	Dec-13	Sep-13	Jun-13	Mar-13	Dec-12	Dec-13
Nonperforming loans and leases/total loans and leases (7)	1.22%	1.38%	1.28%	1.24%	1.34%	1.22%
Nonperforming assets/total assets	0.87%	1.00%	0.89%	0.83%	0.92%	0.87%
Allowance for originated loan and lease losses/total originated loans and leases	1.06%	1.06%	1.08%	1.11%	1.16%	1.06%
Allowance/nonperforming loans and leases	71.65%	61.20%	64.99%	66.16%	62.34%	71.65%
Net loan and lease (recoveries) losses annualized/total average loans and leases	(0.12%)	0.14%	0.22%	0.14%	1.04%	0.09%

Capital Adequacy (period-end)
Tier 1 capital / average assets	8.52%	8.37%	8.16%	8.11%	7.95%	8.52%
Total capital / risk-weighted assets	13.42%	13.32%	13.34%	12.93%	12.94%	13.40%
Tangible common equity / tangible assets	7.11%	6.92%	6.65%	6.87%	6.96%	7.11%

Profitability
Return on average assets *	1.15%	1.10%	0.89%	0.95%	0.91%	1.03%
Return on average equity *	12.62%	12.83%	9.87%	10.53%	10.01%	11.47%
Net interest margin (TE) *	3.78%	3.63%	3.58%	3.57%	3.83%	3.65%
* Quarterly ratios have been annualized

Non-GAAP Disclosure
Reported noninterest income (GAAP)	$17,439	$18,528	$16,541	$17,390	$15,608	$69,898
Adjustments (pre-tax):
Gain on redemption of trust preferred	0	(1,410)	0	0	0	(1,410)
Gain on deposit conversion	(1,285)	0	0	0	0	(1,285)
Noninterest income (Non-GAAP)	$16,154	$17,118	$16,541	$17,390	$15,608	$67,204

Non-GAAP Disclosure
Reported net income (GAAP)	$14,290	$14,049	$11,007	$11,510	$11,161	$50,856
Adjustments (net of tax):
Merger related expenses	0	0	22	118	462	140
Gain on redemption of trust preferred	0	(846)	0	0	0	(846)
Gain on deposit conversion	(771)	0	0	0	0	(771)
Subtotal adjustments	(771)	(846)	22	118	462	(1,477)
Net operating income (Non-GAAP)	13,519	13,203	11,029	11,628	11,623	49,379
Adjusted diluted earnings per share (Non-GAAP) (9)	$0.91	$0.89	$0.75	$0.80	$0.81	$3.36

Tompkins Financial Corporation - Summary Financial Data (Unaudited) - continued

Non-GAAP Disclosure	Quarter-Ended						Year-Ended
	Dec-13		Sep-13	Jun-13	Mar-13	Dec-12	Dec-13
Reported net income (GAAP)	$14,290		$14,049	$11,007	$11,510	$11,161	$50,856
Merger related expenses (net of tax)	0		0	22	118	462	140
Gain on redemption of trust preferred (net of tax)	0		(846)	0	0	0	(846)
Gain on deposit conversion	(771)		0	0	0	0	(771)
Net operating income (Non-GAAP)	$13,519		$13,203	$11,029	$11,628	$11,623	$49,379
Amortization of intangibles (net of tax)	329		327	328	334	348	1,318
Adjusted net operating income (Non-GAAP)	13,848		13,530	11,357	11,962	11,971	50,697

Average total shareholders' equity	449,445		434,482	447,088	443,277	443,592	443,565
Less: Average goodwill and intangibles	108,729		109,277	110,037	110,687	114,644	109,676
Average tangible shareholders' equity (Non-GAAP)	340,716		325,205	337,051	332,590	328,948	333,889

Adjusted operating return on shareholders' tangible equity (annualized) (Non-GAAP)	16.13%		16.51%	13.52%	14.59%	14.48%	15.18%

Non-GAAP Disclosure
Total shareholders' equity (GAAP)	$457,939		$444,276	$431,894	$446,812	$441,360	$457,939
Less: goodwill and intangibles	108,438		108,981	109,540	110,314	110,948	108,438
Tangible shareholders' equity	349,501		335,295	322,354	336,498	330,412	349,501

Ending shares outstanding	14,749,097		14,692,671	14,599,558	14,447,017	14,390,801	14,749,097
Tangible book value per share (Non-GAAP)	23.70		22.82	22.08	23.29	22.96	23.70

Non-GAAP Disclosure	Year-to-date period ended
	Dec-13	Dec-12
Net income attributable to Tompkins Financial		$
Corporation	50,856		31,285
Adjustments (net of tax):
Accrual adjustment VISA	0		(243)
Merger related expenses	140		9,664
Gain on redemption of trust preferred securities	(846)		0
Gain on deposit conversion	(771)		0
Subtotal adjustments	(1,477)		9,421
Net operating income (Non-GAAP)	49,379		40,706
Adjusted diluted earnings per share	$3.36		$3.17

(1) Federal Reserve peer ratio as of September 30, 2013, includes banks and bank holding companies with consolidated assets between $3 billion and $10 billion.
(2) "Originated" equals loans and leases not included by definition in "acquired loans"
(3)"Acquired Loans and Leases" equals loans and leases acquired at fair value, accounted for in accordance with FASB ASC Topic 805. "Covered Loans" are loans for which the Company will share losses with the FDIC and consist of loans VIST Bank acquired as part of an FDIC-assisted transaction during the fourth quarter of 2010.
(4) Average balances and yields on available-for-sale securities are based on historical amortized cost.
(5) Interest income includes the tax effects of taxable-equivalent basis.
(6) Nonaccrual loans are included in the average asset totals presented above. Payments received on nonaccrual loans have been recognized as disclosed in Note 1 of the Company's consolidated financial statements included in Part I of the Company's annual report on Form 10-K for the fiscal year ended December 31, 2012.
(7) Certain acquired loans and leases that are past due are not on nonaccrual and are not included in nonperforming loans. The risk of credit loss on these loans has been considered by virtue of the Corporation's estimate of acquisition-date fair value and these loans are considered accruing as the Corporation primarily recognizes interest income through accretion of the difference between the carrying value of these loans and their expected cash flows.
(8) Includes all other real estate owned, including those balances acquired through business combinations.
(9)Earnings per share year-to-date may not equal the sum of the quarterly earnings per share as a result of rounding of average shares.